UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14 (a) of the

Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PROMIS NEUROSCIENCES INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PROMIS NEUROSCIENCES INC. ONE BROADWAY SUITE 1400 CAMBRIDGE, MA 02142 USA PROMIS NEUROSCIENCES INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET You invested in PROMIS NEUROSCIENCES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 13, 2024. Vote Virtually at the Meeting* June 13, 2024 10:00 am, Eastern Time Virtually at: www.virtualshareholdermeeting.com/PMN2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V50636-P10162 Get informed before you vote View the Notice and Proxy Statement Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V50637-P10162 1. Election of Directors To elect seven directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director’s earlier death, resignation, or removal. 1a. Eugene Williams For 1b. Neil Cashman, M.D. For 1c. Patrick D. Kirwin For 1d. Joshua Mandel-Brehm For 1e. Maggie Shafmaster, Ph.D., J.D. For 1f. Neil K. Warma For 1g. William Wyman For 2. To consider, and if deemed appropriate, to pass, with or without variation, a special resolution authorizing the directors of the Corporation to set the number of directors of the Corporation for the ensuing year at seven directors and authorizing the directors of the Corporation to set the number of directors within the maximum and minimum numbers provided for in the articles of the Corporation by way of resolution from time to time. For 3. Appointment of Auditors To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 4. To consider, and if deemed appropriate, to pass, with or without variation, an ordinary resolution approving the unallocated stock options under the Corporation’s stock option plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.